UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2007

Standard Parking Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50796	16-1171179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600 Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (312) 274-2000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As indicated in a press release issued by Standard Parking Corporation ("SPC") on June 12, 2007, James A. Wilhelm, President and CEO, and G. Marc Baumann, Executive Vice President and CFO, will present at the William Blair & Company 27th Annual Growth Stock Conference in Chicago on Thursday, June 21, 2007 at 9:10 a.m. Central Time. The listen-only audio webcast and accompanying slide presentation can be accessed via the Investor Relations section of SPC's website, www.standardparking.com. A replay of the event will be available shortly thereafter and will be available for 30 days after the event.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liability of that section. Furthermore, the information in this item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated June 12, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation (Registrant)
June 12, 2007 (Date)	/s/ G. MARC BAUMANN G. Marc Baumann Chief Financial Officer